Supplement to
Fidelity's California
Municipal Funds
April 24, 2000 Prospectus

On January 18, 2001, the Board of Trustees of Spartan California Municipal Income Fund authorized the adoption of a redemption fee of 0.50% of the amount redeemed on shares purchased after April 16, 2001 that are held for less than 30 days.

The following information replaces similar information found in the "Fee Table" section on page 8.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are purchased after April 16, 2001 (as a % of amount redeemed) for Spartan California Municipal Income only	0.50%
Exchange fee
for Spartan CA Municipal Money Market only	$ 5.00A,B
Wire transaction fee
for Spartan CA Municipal Money Market only	$ 5.00A
Checkwriting fee, per check written
for Spartan CA Municipal Money Market only	$ 2.00A
Account closeout fee
for Spartan CA Municipal Money Market only	$ 5.00A
Annual account maintenance fee (for accounts under $2,000)	$ 12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

The following information replaces the first two paragraphs under the heading "Selling Shares" in the "Buying and Selling Shares" section beginning on page 19.

The price to sell one share of California Municipal Money Market and Spartan California Municipal Money Market is the fund's NAV. The price to sell one share of Spartan California Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

CMS-01-02 February 16, 2001
1.479535.105

Spartan California Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount (or from your account if you have written a check) if you sell your shares after holding them less than 30 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestments of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces the 11th bullet under the heading "Selling Shares" in the "Buying and Selling Shares" section beginning on page 19.

  If you sell shares by writing a check, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found in the "Account Features and Policies" section beginning on page 22.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

If your account balance falls below $2,000 for California Municipal Money Market or $10,000 for Spartan California Municipal Money Market or $5,000 for Spartan California Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan California Municipal Money Market, the $5.00 account closeout fee will be charged.